Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Randolph L. Kohn, president of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Randolph L. Kohn	February 28, 2007
Randolph L. Kohn	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, treasurer and principal financial and accounting officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Marie K. Karpinski	February 28, 2007
Marie K. Karpinski	Date
Treasurer and Principal Financial and Accounting Officer